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                                                                   EXHIBIT 10.17

                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment") is made and entered on August 24, 2000, among the company or companies designated as Seller on the signature page hereto (collectively, "Seller") and the company or companies designated as Buyer on the signature page hereto (collectively, "Buyer"), under the following circumstances:

         A. Buyer and Seller entered into an Asset Purchase Agreement dated March 11, 2000 (the "Asset Purchase Agreement").

         B. Buyer and Seller desire to amend the Asset Purchase Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used and not otherwise defined herein are used with the meaning set forth in the Asset Purchase Agreement.

         SECTION 2. DEFINITION OF "SELLER". AMFM LA, LLC, a Delaware limited liability company, is hereby substituted for AMFM Operating, Inc. in the definition of "Seller" as set forth in the Asset Purchase Agreement and all related schedules and exhibits, including the Escrow Agreement dated March 11, 2000 and Seller represents to Buyer that no assets being acquired by Buyer pursuant to the Asset Purchase Agreement are owned by AMFM Operating, Inc.

         SECTION 3. SECTIONS 10.4 (b), (c) AND (d). Sections 10.4(b), 10.4(c) and (d) of the Asset Purchase Agreement shall be deleted in their entirety and replaced with the following new Section 10.4(b):

               "As of the Closing Date, Buyer shall cause its 401(k) plan to permit Transferred Employees who participate in the Seller's 401(k) plan to elect to make direct rollovers of their account balances in Seller's 401(k) plan into the Buyer's 401(k) plan, including, the direct rollover of any outstanding loan balances such that they will continue to make payments under the terms of such loans under the Buyer's 401(k) plan; provided, that, such action is in full compliance with all applicable law and regulations, including the Code, as of the date of the proposed rollover."

         SECTION 4. WVCG(AM), CORAL GABLES, FLORIDA TOWER SITE. Notwithstanding any other provision in the Asset Purchase Agreement, including but not limited to Sections 15.1, Survival, and 15.2, Indemnification, from and after Closing, Seller covenants and agrees at all times to defend,


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indemnify and hold harmless Buyer from, against, and in respect of all actions, losses, claims, costs, damages, liabilities and expenses relating to loss in fair market value of any physical assets, loss in fair market value of land, loss in fair market value of the radio station or its license, including such losses associated with diminished broadcast range, costs to move and/or reconstruct the radio tower(s), cost to acquire new land for the radio tower(s) and any associated reasonable attorney and consultant fees, that are incurred by Buyer arising out of any eminent domain, taking, condemnation or similar action or proceeding brought or threatened by any federal, state or local governmental or quasi-governmental authority or agency with respect to all or any portion of real property upon which the transmitting towers for Station WVCG (AM) are located, which action or proceeding arises from, or is related to the Corporate Offer to Sell Real Property for Tract 130-02 transmitted by letter dated December 9, 1998 from the United States Department of Interior, National Park Service to Chancellor Media Corp., a copy of which is attached hereto as Exhibit A ("Eminent Domain Action"); provided, however, that Buyer agrees to, in good faith, seek a settlement of, and as appropriate, vigorously contest and defend, any Eminent Domain Action, all in a manner subject to Seller's reasonable approval which such approval shall not be unreasonably conditioned, withheld or delayed, and provided further that Seller's liability hereunder shall be reduced by the amount received by Buyer from any settlement, judgment or final award of any such Eminent Domain Action (collectively, "Government Award"). Loss in fair market value, if any, will be determined at the time of loss by one or more qualified expert appraiser(s) agreed to by Buyer and Seller or pursuant to any procedure jointly agreed to by Buyer and Seller. Seller's total aggregate liability to Buyer under this Section 4 of this First Amendment to Asset Purchase Agreement, under the Asset Purchase Agreement or otherwise at law or in equity with respect to the Eminent Domain Action shall in no event exceed the following absolute limitations: (i) if Seller receives from Buyer written notice of a specific pending Eminent Domain Action ("Notice") prior to five (5) years after Closing, Fifteen Million Dollars ($15,000,000) less the amount of any Government Award ; (ii) if Seller receives Notice between five (5) and ten (10) years, inclusive, after Closing, Ten Million Dollars ($10,000,000) less the amount of any Government Award; (iii) if Seller receives Notice more than ten
(10) but less than fifteen (15) years after Closing, Five Million Dollars ($5,000,000) less the amount of any Government Award and (iv) fifteen years after Closing and thereafter, Zero (0), provided that the specified amount to which Buyer is entitled shall be available past the expiration of the related time period should Seller receive a Notice within that related time period. So, for example, if Seller should receive a Notice in year four that an Eminent Domain Action has begun but that action is not concluded until year six, the Buyer shall be entitled to claim and Seller shall be obligated to pay up to $15,000,000 less the amount of any Government Award. Amounts paid by Seller hereunder shall not count against the limits set forth in Section 15.2(a) of the Asset Purchase Agreement. This indemnification will survive the termination of the Asset Purchase Agreement.

         SECTION 5. KMJQ TOWER SITE. Seller and Buyer shall no longer enter into a tower space lease as set forth on Exhibit 1.2(h), Excluded Assets, of the KMJQ-FM and KBXX-FM, Houston, Texas Disclosure Schedule (the "KMJQ Tower Lease"). Instead Seller shall assign to Buyer at Closing the following leases:
(i) Indenture by and between Teletower and Amaturo Group, Inc. dated July 14, 1983, (ii) Agreement between Gulf Broadcast Group, Inc. and Amaturo Group, Inc. dated March 1,1983, and (iii) Lease Agreement by and between the University of Houston and Amagulf draft date of July 1, 1998.


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         SECTION 6. NO OTHER CHANGES. Except as expressly modified hereby, the
Asset Purchase Agreement remains unaltered and in full force and effect.

         SECTION 7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                            [SIGNATURES ON NEXT PAGE]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.


SELLER:                       CLEAR CHANNEL BROADCASTING, INC.

                              By:
                                  ----------------------------------------------
                                  Jerome L. Kersting, Senior Vice President


                              CLEAR CHANNEL BROADCASTING LICENSES, INC.

                              By:
                                  ----------------------------------------------
                                  Jerome L. Kersting, Senior Vice President


                              AMFM LA, LLC
                                  By AMFM Operating, Inc.
                                     Its General Partner

                              By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                              AMFM OPERATING, INC.

                              By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                              AMFM OHIO, INC.

                              By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                              AMFM HOUSTON, INC.

                              By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------




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                              AMFM RADIO LICENSES, LLC

                              By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                              ZEBRA BROADCASTING CORPORATION

                              By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                              CLEVELAND RADIO LICENSES, LLC

                              By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                              CAPSTAR TX LIMITED PARTNERSHIP
                                 By Capstar Radio Operating Company
                                    Its General Partner

                              By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


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BUYER:                        RADIO ONE, INC.


                              By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------